Investor Presentation July 2011 Materion Corporation Exhibit 99.1

Forward-Looking Statements
These slides contain (and the accompanying oral discussion will contain)
“forward-looking statements” within the meaning of the Private Securities Litigation
Reform Act of 1995. These statements involve known and unknown risks, uncertainties and other factors that could cause the actual results of the Company to differ materially from the results expressed or implied by these statements, including health issues, litigation and regulation relating to our business, our ability to achieve and/or maintain profitability, significant cyclical fluctuations in our customers’ businesses, competitive substitutes for our products, risks associated with our international operations, including foreign currency rate fluctuations, energy costs and the availability and prices of raw materials, the timing and ability to achieve further efficiencies and synergies resulting from our name change and product line alignment under the Materion name and brand, and other factors disclosed in periodic reports filed with the Securities and Exchange
Commission. Consequently these forward-looking statements should be regarded as the
Company’s current plans, estimates and beliefs.
The Company does not undertake and specifically declines any obligation to publicly release the results of any revisions to these forward-looking statements that may be made to reflect any future events or circumstances after the date of such statements or to reflect the occurrence of anticipated or unanticipated events.

MATERION TODAY: New Name, Same Impressive Performance 3 19% CAGR Sales growth (2005 – 2010) 30% CAGR Operating profit growth (2005 – 2010) Successful Repositioning of company

THESIS Positioned to Deliver Long-Term, Sustainable Growth 4 A company with a strong platform…

The Repositioning of Materion Prior to 2002 2002 – 2010 2011 + Metals and mining focus Repositioning Sustained growth 5

Successful Repositioning – Snapshot

Revenues
Revenue % in
Advanced Materials
Sales per employee
(thousands)
Debt-to-Debt-Plus-Equity
Working capital
% of sales
Cyclicality
$373M
47%
$200
43%
41%
High
$1.3B
2010
2002
75%
$524
18%
25%
Low

Operating Businesses are Well-Positioned and Growing

Business End Markets
(Examples)
Products
(Examples)
Sales Growth
(2002-2010)
Advanced Materials
• Wireless
• LED
• Optical
• Medical
• Alternative
energy
• PVD targets
• Optical / medical
coatings
• Electronic packaging
• Inorganic powders
453%
75% of revenues
Integrated Metals
• Wireless
• Oil & gas
• Aerospace
• Heavy equipment
• Defense
• Electronic connectors
• Directional drilling
components
• Optical structures
• Bushings and bearings
68%
25% of revenues

Positioned in Diverse Set of High-Growth Markets

Growth
Entered multiple leading-edge growth markets since 2002
Defense
Commercial Aerospace
Medical
Devices
Optics
Telecom
Infrastructure
LED’s
Alternative
Energy
LCD
Space /
Science
Notebooks
Cellular phones
(smartphones),
Tablet computers
Heavy
Equipment
Disk Drives

High Operating Margins
Operating
Profit %
Operating Profit % of
Value-Added
(1)
Integrated Metals 11 – 13% 14 – 16%
Advanced Materials 5 – 7% 22 – 24%
Company 5 – 7% 13 – 15%

Removing High Value Metals Clarifies True Margins
2010
Note (1): Excludes high value metals from sales

A Global Platform
Operations in US
and 11 Countries
Significant and Expanding
International Sales
2010
28%
“Direct”
International
Sales

Customers in >50 countries
Expect “direct” international sales
to be 40 - 50% in 3-5 years

THESIS Positioned to Deliver Long-Term, Sustainable Growth 11 … Leveraging a high value-added business model…

High Value-Added Business Model 12 1. Target high growth markets 2. Own fast growing niches 3. Expand with innovative products 4. Add synergistic acquisitions 5. Ensure financial discipline

Market
Q1 2011
% of Value-
Added Sales
2011
Trends
Key Drivers
Consumer Electronics 26%
• Smartphone growth
• Tablet computers & LEDs
• Miniaturization
Industrial Components &
Commercial Aerospace
14%
• New airplane builds & retrofits
• Increasing air travel
• Heavy equipment builds
Defense & Science 13%
• DoD & foreign military budgets
• Demand for communications satellites
• High performance optical devices
Automotive Electronics 8%
• Increasing global car production
• HEV/EV lithium ion battery components
• Engine control & electronic systems
Energy 8%
• Directional drilling
• Rig counts
• Solar, batteries & smart grid devices
Telecommunications
Infrastructure
7%
• Global 3G/4G builds
• Base stations
• Undersea fiber-optics expansion
Medical 7%
• Glucose testing
• Diagnostics equipment
1. Target High Growth, Leading-Edge Markets

1. Target High Growth, Leading-Edge Markets

Reportable Segments
ADVANCED MATERIAL
TECHNOLOGIES
PERFORMANCE
ALLOYS
BERYLLIUM &
COMPOSITES
TECHNICAL
MATERIALS
Key Markets
Precious, Non-precious,
Specialty Metal and Inorganic
Materials; Electronic Packages
and Components
Bulk and Strip Form Products
and Beryllium Hydroxide
Beryllium and Beryllia Ceramic
Products
Specialty Strip Metal
Products
CONSUMER
ELECTRONICS
DEFENSE & SCIENCE
INDUSTRIAL
COMPONENTS &
COMM. AEROSPACE
AUTOMOTIVE
ELECTRONICS
TELECOM
INFRASTRUCTURE
APPLIANCE
MEDICAL
ENERGY

2. Own The Niche – Examples
• Only fully integrated producer of beryllium
– one-of-a-kind business

Leading position
in niche
• Unique copper-nickel material ToughMet
– multiple advanced applications growing at
over 30% annually
• Optical coatings
– highly sophisticated uses for defense
and medical applications
• Smartphone applications
– currently in 95% of all smartphones,
expected to grow 50% in 2011
TM

3. Continually Develop Innovative Products
• Customer-centric product development
• Active research programs
• New product areas include
– LEDs
– Medical
– Commercial Optics
– Disk drive arms
– Solar
– Batteries
– Science
– Commercial Aerospace

4. Synergistic Acquisitions – Strong Record
Add complementary
products / technology
Expand market
position
Accretive in
year 1
OMC – shield kit cleaning
TFT – thin film coatings
CERAC – inorganic chemicals
Techni-Met – thin film coatings
Barr – thin film coatings
Academy – precious metals

By 2010, added over $300M to sales and approximately 25% of company profit
Acquisitions  2005-2010 – Impact

4. Synergistic Acquisitions
Case Study of Growing a Niche Business
– Optical Filters and Medical Coatings
(Revenues)

Today (2010)
• Revenues of $91M
• 78% CAGR
• Positioned in $1.2B+
market growing at
11% annually
$9M
$82M
Barr
(2009)
Barr
(2009)
Techni-
Met
(2008)
Techni-
Met
(2008)
TFT - 2006
Acquisitions & Growth

5. Ensure Financial Discipline
Maintain strong
balance sheet
Debt-to-Debt-Plus-Equity
Strong
cash flow
• Cash flow from operations
$30M - $75M annually
• Capex below depreciation
• Reduction in working
capital goal to <20% sales
Resources to
finance
acquisitions of
$50M to $100M
annually
After $175M in acquisitions (net)
0%
10%
20%
30%
2005 2010
18%
21%
Maximum 30%

THESIS Positioned to Deliver Long-Term, Sustainable Growth 20 … Executing a focused growth plan 1 2 3

Financial Goals Next 3-5 Years
2010 Next 3-5 years
Revenue growth – organic 35% >10%
Acquisitions $21M
$50 - $100M
per year
Margins (OP % VA) 14% 14% - 18%
Working capital % sales 25% <20%
Debt to Debt-Plus-Equity 18% <30%
ROIC (pre-tax) 17% >20%

Continuing to Execute Three Point Strategy 22 1 Grow and diversify revenue base 2 Expand margins 3 Improve fixed and working capital utilization Increasing Shareholder Value

STRATEGY #1: GROWTH
Expand and Diversify Revenue Base
• Targeting expansion in growth markets including:
– smart mobile devices, 3G / 4G, commercial aerospace, oil & gas, alternative energy, optics, LED / LCD
• Ongoing global expansion
– Asia
• Strategic acquisition fast accretion
– Technology
– Global reach

STRATEGY #1: GROWTH
Strategy in Action: Outgrowing Growth Markets
Growth of Materion
Oil and Gas Sales vs. Market
Growth of Materion
Aerospace Sales vs. Market

1.00
2.00
3.00
4.00
5.00
6.00
02
Index numbers
2002 = 1.00
Materion sales
Rig count
04
06 08
10
12-F
14-F
+450%
+80%
1.00
2.00
3.00
4.00
Index numbers
2002 = 1.00
Materion sales
Aircraft delivered
02
04
06 08
10
12-F 14-F
+240%
+100%

STRATEGY #2: MARGINS Expand Margins – Key Drivers 25 1 Lean Sigma operating efficiency 2 Higher value added products 3 Cost reductions Margin Today 12 - 14% Target Margin 14 - 18% (OP % VA)

STRATEGY #3: CAPITAL EFFICIENCY
Improve Fixed and Working Capital Efficiency

Lean Sigma
• Cycle time reduction
• Yield improvement
• On-time shipments
Based on 2011 projected sales, each 5% of working capital efficiency = $43M of cash
Improve Working Capital
Efficiency
Working capital % of sales
2002 2010 Target
41%
25%
< 20%

2011 Outlook and Guidance Revenues ($B) EPS ($) 27 $1.55B $2.35 - $2.60 $1.3B 2010 2011(F) $2.25 2010 2011(F)

IN SUMMARY
Why Invest in Materion Corporation

Positioning
Niche leader in high-growth markets
Performance
Strong performance record
Growth
Executing three point strategy
• Global player, strong secular market drivers
• Sustainable long-term growth
• Proven business model
• Target, expand, then own niche
• Clear financial goals, performance
continuing to improve

Investor Presentation July 2011 Materion Corporation